Exhibit 99.1

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La Cortez Energy, Inc., is an early stage international energy company, headquartered in Sarasota, Florida, USA, that focuses on the oil and gas industry in South America. We plan to invest in oil and gas exploration and production (“E&P”) opportunities initially in Colombia and Peru, and later in Paraguay, Argentina and other South American countries. We are in the process of establishing an operating branch of our Company in Colombia, and we have opened offices in Bogotá, Colombia, to more efficiently direct our business efforts in the region.

COMPANY OVERVIEW
We will concentrate our efforts initially in Colombia and Peru, where, we believe, good E&P opportunities exist with straightforward oil and gas contracting terms and conditions. At a later stage, we plan to turn to opportunities in Paraguay and Argentina, with a peripheral view to other regional countries. Within the spectrum of the oil and gas business, we plan to focus on a blend between exploration and production of hydrocarbons through a variety of transactions. Our initial plan is to acquire oil and gas production and to start to build a reserves base.

We believe that several forces are at work in today’s energy industry that create a significant opportunity for smaller companies with the capacity to raise funds in the capital markets. The greatest opportunity exists in countries where small scale resource opportunities have been overlooked or have been considered immaterial or uneconomic by medium to larger companies, and/or where local governments are promoting the development of small reservoirs to increase production to satisfy internal demand as well as export needs.

We have the flexibility of being a small company, which we believe allows us to evaluate and close transactions at a quick pace. Our management intends to use its experience in the equity capital markets to facilitate our access to capital to enable us to pursue the most suitable E&P opportunities.

We are building an experienced leadership team of energy industry veterans with direct exploration and production experience in the region to enable us to achieve our strategic and operational goals.

La Cortez Energy, Inc., is incorporated in the State of Nevada, USA.

MANAGEMENT
Nadine Smith, 51 Chairman of the Board, Vice-president, Interim Treasurer & Interim CFOPrivate investor and business consultant
Former director of Gran Tierra Energy Inc. (GTE- Amex)
Former director of Patterson-UTI Energy Inc. (PTEN- Nasdaq)
Former director of American Retirement Corporation
Bachelor of Science in economics, Smith College, Northampton, MA
Masters in Business Administration (MBA), Yale University, New Haven, CT

Andres Gutierrez Rivera, 49 President, CEO & Director
23+ years of oil & gas experience
General Manager at Lewis Energy (2007- June 2008)
Vice-President of Finance and Operations at Hocol, S.A. (Subsidiary of Maurel et Prom) (2004-2006)þ,
Commercial manager for Shell and Planning director for GNESP.
Bachelor of Science in Civil Engineering, Colombian Engineering University, 1982
MSCE, Administration Georgia Institute of Technology, 1985

Exhibit 99.1

Carlos Lombo, 50 Chief Geologist
23+ years of oil & gas experience
Consultant Geologist for BP Exploration, Occidental Petroleum Colombia, Nexen Petroleum, Ecopetrol, ANH (Colombian National Hydrocarbon Agency), and Solana Resources Ltd., among others. (2003-2008)
Exploration Geologist Project Manager at Ecopetrol (1986-2003)
Bachelor of Science in Geology, National University, Bogotá, Colombia, 1986

BOARD OF DIRECTORS

Nadine Smith, 51 Chairman of the Board, Vice-president, Interim Treasurer & Interim CFO
Private investor and business consultant
Former director of Gran Tierra Energy Inc. (GTE- Amex)
Former director of Patterson-UTI Energy Inc. (PTEN- Nasdaq)
Former director of American Retirement Corporation
Bachelor of Science in economics, Smith College, Northampton, MA
Masters in Business Administration (MBA), Yale University, New Haven, CT

Andres Gutierrez Rivera, 49 President, CEO & Director
23+ years of oil & gas experience
General Manager at Lewis Energy (2007- June 2008)
Vice-President of Finance and Operations at Hocol, S.A. (Subsidiary of Maurel et Prom) (2004-2006),
Commercial manager for Shell and Planning director for GNESP.
Bachelor of Science in Civil Engineering, Colombian Engineering University, 1982
MSCE, Administration Georgia Institute of Technology, 1985

Jaime Ruiz Llano, 53 Board Member
Deputy Chief of Mission, Colombian Embassy, Washington D.C., 2006
Executive Director, Member of the Board of Directors of the World Bank (2000-2002)
Special Presidential Advisor for Government Affairs to the President of Colombia (1999)þ
Director of National Planning for the Colombian Government (1998-1999)
Senator of Colombia (1991-1994)þ
Bachelor of Science in Civil Engineering, Masters in Civil Engineering, University of Kansas, 1976, 1977

Richard G. Stevens, 61 Board Member
Founder and Managing Director of Hunter Stevens LLC (1995- Current)
Former Partner of Ernst & Young LLP and of Coopers & Lybrand LLP
Director & Chair of Audit Committee of Chordiant Software, Inc. (2006- Current)
Former Director & Chair of Audit Committee of Verity, Inc. and of Pain Therapeutics, Inc.Certified Public Accountant (CPA) in New York & California
Certified Fraud Examiner, Involved in Enron and Halliburton investigations, among others
Bachelor of Science University of San Francisco
Post-graduate Studies in Harvard Business School and Stanford Law School

Exhibit 99.1

Jaime Navas Gaona, 69 Board Member
40+ years of Oil & Gas experience
Geologist, Exploration manager, Production Geology Manager, Exxon Mobil (1965-1992)
Senior Exploration Advisor, Maxus Energy, Bolivia (1993-1996)
Member of the Strategic Team/Mentor of the Exploration and New Ventures Team, Hocol (1998-2002)
Senior Representative for Government Relations, Hocol (1998-2002)
Co-founder & President of AGN Exploration (2002-present)
Bachelor of Science in Geology and Geophysics, National University of Colombia (1962)
Masters in Science of Petroleum Geology, Colorado School of Mines (1966)

CORPORATE STRUCTURE

STRATEGY

We intend to acquire producing oil and gas properties (and/or fields) where we believe significant value exists or where additional value can be created. Our management is primarily interested in developmental properties where some combination of the following factors exists:

Opportunities for medium- to long-term production life with clear understandings of production mechanisms and output levels
Geological formations with multiple producing horizons
Substantial upside potential
Relatively low capital investment and production costs

We intend also to pursue joint ventures or farm s-ins in exploration ventures with limited risk, in areas where nearby oil discoveries have been made.
We have not yet finalized any corporate acquisition or any other related transaction but we are actively pursuing opportunities and expect to enter into an agreement by the end of 2008.

PHASED APPROACH

Phase 1 - We will concentrate our initial efforts in Colombia and Peru, where opportunities as well as operating terms and conditions are perceived in the industry to be appropriate for small, early stage oil and gas E&P companies.

Phase 2 - Once we have established our business in Colombia and Peru, we intend to turn our attention to new opportunities in Paraguay and Argentina. We intend to take advantage of promising opportunities in these additional markets while we consolidate our E&P activities in our Phase 1 countries.

Exhibit 99.1

Phase 3 - We will stay alert for opportunities in other South American countries with developed oil and gas industries, however, we believe that at the present time, terms and conditions for projects in such countries are not favorable for small, early stage companies like ours.

INVESTOR RELATIONS
We are a public reporting company in the United States. Our common stock is traded in the United States on the OTC Bulletin Board under the symbol “LCTZ.BB.”

Transfer Agent
Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
1-212-845-3212

Legal Counsel
Gottbetter & Partners, LLP
488 Madison Avenue
New York, New York 10022
1-212-400-6900Public Relations

La Cortez Energy, Inc.
Bruce Nurse
1-888-805-LCTZ (5289)

La Cortez Energy, Inc., SEC Filings (including financial statements
(Link to SEC webpage)
La Cortez Energy, Inc. Investor Presentation (attachment)

NEWS
La Cortez Energy Appoints Two New Board Members, Mr. Jaime Navas Gaona and Mr. Richard G. Stevens
LA CORTEZ ENERGY, INC. Files SEC form 8-K, Change in Directors or Principal Officers, Financial Statements and Exhibits
La Cortez Energy, Inc. Announces Appointment of New Board Member, Mr. Jaime Ruiz Llano
LA CORTEZ ENERGY, INC. Files SEC form 8-K, Change in Directors or Principal Officers
LA CORTEZ ENERGY, INC. Financials
LA CORTEZ ENERGY, INC. Files SEC form 8-K, Change in Directors or Principal Officers

Exhibit 99.1

LA CORTEZ ENERGY, INC. Files SEC form 10-Q, Quarterly Report
La Cortez Energy Appoints Andres Gutierrez Rivera CEO and President
LA CORTEZ ENERGY, INC. Financials
LA CORTEZ ENERGY, INC. Files SEC form 10KSB, Annual Report

FAQ

Q: Why is La Cortez Energy focusing its operations in South America?

A: South America is a very promising region as it relates to oil & gas. Many nations including Colombia, Peru and Paraguay are loosening their royalty and fiscal regimes to increase supply to meet growing internal demand in the hopes of achieving self-sufficiency. Furthermore, there is low seismic coverage in the region, increasing the possible degree of upside for new exploration and production companies.

CONTACT US

Investor Relations Contact
Toll Free: 1-888-805-5289
(LCTZ)
info@lacortezenergy.com
Corporate Contact
U.S. Line (941) 870-5433
PBX (571) + 8052285
FAX (571) + 8052214
Calle 67 # 7-35 Office 409
Bogotá, Colombia
South America

CORPORATE RESPOSIBILITY

We are committed to being a socially responsible company. We strive to engage in best-business-practices and are acutely sensitive to promoting and protecting the local communities and the environment in the regions in which we will operate. As a matter of policy, we respect and promote all cultures and beliefs, and are an equal-opportunity employer and contractor.

LCTZ Code of Ethics for Executive Officers

CAREERS

Exhibit 99.1

Careers

We are currently looking for professionals to join our firm for our Bogotá, Colombia, office. We are looking for individuals with the following backgrounds, skill-sets, education and achievements:

•	Bachelors degree (minimum)
•	Excellent academic and professional track record
•	Preferable experience in the oil & gas industry
•	Bi-lingual (English & Spanish)
•	Excellent computer proficiency
o	Kingdom and Geographics (for Geosciences division)
•	Quick learner
•	Ability to work independently with little supervision as part of a team
•	High ethical standards
•	Strong communication skills
•	Robust quantitative skills
•	Profound sense of commitment
•	Self-motivated
•	Leadership
•	Multi-tasking
•	Strong attention to detail with a big-picture focus

We are currently looking for talented individuals for our Geosciences, Engineering and Finance & Administration divisions. Please submit your resume to careers@lacortezenergy.com for consideration and specify which division you are applying to along with a personal statement introducing yourself.

La Cortez Energy Inc. is an equal opportunity employer. We do not discriminate on any basis, including but not limited to: race, gender, religion, culture, sexual orientation, among others.

Terms and Conditions of Use
Please read the following terms and conditions carefully before using the La Cortez Energy, Inc. (“La Cortez Energy”) web site. By accessing or using this site, you agree to the following terms and conditions. You should review these terms and conditions regularly as they may change at any time at our sole discretion. If you do not agree to any term or condition, you should not access or otherwise use this site. Whenever we use the term "content", we are referring to any materials, documents, images, graphics, logos, design, audio, video and any other information provided from or on the La Cortez Energy web site.

Our Web Site Content is for Your Convenience and Information Only

Exhibit 99.1

Our web site is provided to you without charge as a convenience and for your information only. By merely providing access to our web site content, we do not warrant or represent, and you should not assume, that the content on our web site includes all material information pertaining to La Cortez Energy or that such content represents the most current and up-to-date material information that is publicly available with respect to La Cortez Energy. Information posted was current at the time of posting, but may be superseded by subsequent disclosures. Whenever we use the term "material information", we mean information relating to the business, operations or securities of La Cortez Energy that would reasonably be expected to significantly affect the value of La Cortez Energy or the common shares of La Cortez Energy.

We may disclose material information relating to La Cortez Energy by way of press release or in statutory public filings prior to posting such information on our web site. Information on this web site, including material information, may have been modified, superseded, replaced or supplemented by more current information disclosed in such press releases or in such statutory public filings with the United States Securities and Exchange Commission (the “SEC”). These and other materials are available from the SEC web site at www.sec.gov.

We do not warrant or represent, and you should not assume, that:

•	we have a duty to update any content except to the extent required by applicable law;
•	the content is free from technical inaccuracies or typographical errors;
•	the content is free from changes caused by third party; and
•	your access to our web site will be free from interruptions, errors, computer viruses or other harmful components.

We do not assume any liability for these matters and, if you use our web site, you do so at your own risk. Under no circumstances, including, but not limited to, negligence, will we be liable for any direct or indirect, special, incidental or consequential damages. This includes loss of data or profit arising out of the use or the inability to use the content of this web site, even if one of our representatives has been advised of the possibility of your damages. If your use of our web site results in your need to service, repair or correct equipment or data, you assume the costs to the extent the law allows. Some jurisdictions do not allow the exclusion or limitation of liability for consequential or incidental damages. In such jurisdictions, our liability is limited to the greatest extent permitted by law.We Have No Control Over or Responsibility For Third Party ContentWe may provide hyperlinks or pointers to other web sites maintained by third parties. Any links to third party web sites are provided for your convenience and information only. The content in any linked web site is not under our control so we are not responsible for the content, including any further links in a third party site. If you decide to access any of the third party sites linked to our web site, you do this entirely at your own risk. It is up to you to take precautions to ensure that the third party you link to for your use is free of computer viruses, worms, trojan horses and other items of a destructive nature. We reserve the right to terminate a link to a third party web site at any time. The fact that we provide a link to a third party web site does not mean that we endorse, authorize or sponsor that web site. It also does not mean that we are affiliated with the third party web site's owners or sponsors. If a third party links to our web site, it is not necessarily an indication of an endorsement, authorization, sponsorship, affiliation, joint venture or partnership by or with us. In most cases, we are not aware that a third party has linked to our web site.

Exhibit 99.1

We Are Not Offering Securities or Providing Investment Advice

Nothing in this site constitutes investment advice, including our public filings with the SEC. We provide investor relations materials for your convenience and information only. In addition, investor relations materials and our other web site content are not offers to sell or solicitations of an offer to buy any security.

There are no guarantees about the future performance of the stock market or our stock. Before you invest in any security, you can protect yourself by being an educated investor. If you are interested in our stock, we recommend that, at a minimum, you read our latest public filings with the SEC including our Form 10-KSB annual report, Form 10-Q quarterly reports and Form 8-K current reports. These and other materials are accessible through this web site. They are also available from the SEC's web site at www.sec.gov.

Do Not Rely on Stock Price Information

We do not generate the information regarding La Cortez Energy stock prices for our web site. We believe the stock price information that may appear on the Investor Relations page is accurate, but we cannot guarantee or warrant the accuracy, completeness, or timeliness of the information. You should not rely on the stock price information for investment purposes. We are not liable for any loss or damages, whether direct, indirect, incidental, special, consequential, or exemplary, that arise from reliance on stock price information on the Investor Information page.

Do Not Rely on Forward-Looking Information

Certain statements on our website may be forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties. Words such as "expects", "intends", "plans", "may", "could", "should", "anticipates", "likely", "believes" and words of similar import also identify forward-looking statements. Forward-looking statements are based on current facts and analyses and other information that may be based on forecasts of future results, estimates of amounts not yet determined and assumptions of management. These statements are made as of specific dates and the fact that the information remains available on our website does not constitute a representation by La Cortez Energy that La Cortez Energy believes these forward-looking statements continue to be true as of any subsequent date. Although La Cortez Energy believes that the assumptions underlying, and expectations reflected in, these forward-looking statements are reasonable, it can give no assurance that these assumptions and expectations will prove to be correct. Actual results may differ materially from those currently anticipated due to a number of factors beyond the reasonable control of La Cortez Energy, including, but not limited to, La Cortez Energy’s ability to identify appropriate corporate acquisition and/or joint venture opportunities in the energy sector in Colombia and, more generally, in Latin America, and to establish the technical and managerial infrastructure to take advantage of, and successfully participate in such opportunities, future economic conditions, political stability and energy prices. Additional information on risks and other factors that may affect the business and financial results of La Cortez Energy can be found in filings of La Cortez Energy with the SEC. These filings are available on a Web site maintained by the SEC at http://www.sec.gov. La Cortez Energy’s forward-looking statements are expressly qualified in their entirety by this cautionary statement.

Exhibit 99.1

Trade Marks and Copyright

Certain names, graphics, logos, icons, designs, words, titles or phrases on this web site may constitute trade names or trademarks of La Cortez Energy. The display of any trade mark on this web site does not imply that a license of any kind to use the trade mark has been granted. All information found on this web site is protected under the copyright laws of the United States and other countries. Unless otherwise specified, your use of this web site does not give you permission to copy, redistribute, reproduce or republish, in any form, any information found in the pages of this web site. Any user who, without prior written authorization from La Cortez Energy, re-transmits, copies or modifies any trademarks may violate federal or common law trade mark and/or copywriter law, and may be subject to legal action.